Potomac Tactically Passive Fund
		Schedule of Investments
March 31, 2026 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS

Equity
30,462	State Street® SPDR® Portfolio S&P 500® ETF	$ 2,331,561

Total for Exchange Traded Funds (Cost - $2,363,346)		2,331,561	99.85%

MONEY MARKET FUNDS
4,123	State Street Institutional U.S. Government Money Market Fund	4,123	0.18%
Premier Class - 3.60% +

Total for Money Market Funds (Cost - $4,123)

Total Investments (Cost - $2,367,469)		2,335,684	100.03%

Liabilities in Excess of Other Assets		(602)	-0.03%

Net Assets		$ 2,335,082	100.00%

+ The rate shown represents the 7-day yield at March 31, 2026.